T. Rowe Price Institutional Equity Funds, Inc.

T. Rowe Price Institutional Large-Cap Value Fund

Supplement to prospectus dated May 1, 2003

Effective January 1, 2004, footnote (a) to Table 2 of the prospectus will be revised with the following to reflect the extension of the fund`s expense ratio limitation:

a Effective January 1, 2004, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through April 30, 2006, to the extent that such fees and expenses would cause the fund`s ratio of expenses to average net assets to exceed 0.65%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the fund`s expense ratio is below 0.65%; however, no reimbursement will be made after April 30, 2008, or if it would result in the expense ratio exceeding 0.65%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.

The date of this supplement is January 1, 2004

E130-041 1/1/04